EXHIBIT 99.1

News Release

Contact: Corporate Communications

Houston: 713.324.5080

Email: corpcomm@coair.com

News archive: continental.com/company/news/ Address: P.O. Box 4607, Houston, TX 77210-4607

CONTINENTAL AIRLINES REPORTS MAY 2008

OPERATIONAL PERFORMANCE

HOUSTON, June 2, 2008 - Continental Airlines (NYSE: CAL) today reported a May consolidated (mainline plus regional) load factor of 81.2 percent, 0.3 points below the May 2007 consolidated load factor, and a mainline load factor of 81.3 percent, 0.4 points below the May 2007 mainline load factor. In addition, the carrier reported a domestic mainline May load factor of 84.4 percent, the same as reported for May 2007, and an international mainline load factor of 78.3 percent, 0.4 points below May 2007.

During the month, Continental recorded a U.S. Department of Transportation on-time arrival rate of 75.4 percent and a mainline segment completion factor of 99.7 percent.

In May 2008, Continental flew 8.3 billion consolidated revenue passenger miles (RPMs) and 10.2 billion consolidated available seat miles (ASMs), resulting in a traffic increase of 1.8 percent and a capacity increase of 2.2 percent as compared to May 2007. In May 2008, Continental flew 7.4 billion mainline RPMs and 9.0 billion mainline ASMs, resulting in a mainline traffic increase of 1.1 percent and a mainline capacity increase of 1.5 percent as compared to May 2007. Domestic mainline traffic was 3.8 billion RPMs in May 2008, down 4.0 percent from May 2007, and domestic mainline capacity was 4.5 billion ASMs, down 3.9 percent from May 2007.

For May 2008, consolidated passenger revenue per available seat mile (RASM) is estimated to have increased between 6.5 and 7.5 percent compared to May 2007, while mainline passenger RASM is estimated to have increased between 6.0 and 7.0 percent compared to May 2007. For April 2008, consolidated passenger RASM increased 2.9 percent compared to April 2007, while mainline passenger RASM increased 1.6 percent compared to April 2007.

Continental's regional operations had a May load factor of 79.8 percent, the same as reported for May 2007. Regional RPMs were 920.4 million and regional ASMs were 1,153.8 million in May 2008, resulting in a traffic increase of 7.8 percent and a capacity increase of 7.9 percent versus May 2007.

Continental Airlines is the world's fifth largest airline. Continental, together with Continental Express and Continental Connection, has more than 3,100 daily departures throughout the Americas, Europe and Asia, serving 145 domestic and 138 international destinations. More than 550 additional points are served via SkyTeam alliance airlines.  With more than 45,000 employees, Continental has hubs serving New York, Houston, Cleveland and Guam, and together with Continental Express, carries approximately 69 million passengers per year.

Continental consistently earns awards and critical acclaim for both its operation and its corporate culture. For the fifth consecutive year, FORTUNE magazine named Continental the No. 1 World's Most Admired Airline on its 2008 list of World's Most Admired Companies. For more company information, visit continental.com.

This press release contains forward-looking statements that are not limited to historical facts, but reflect the company's current beliefs, expectations or intentions regarding future events. All forward-looking statements involve risks and uncertainties that could cause actual results to differ materially from those in the forward-looking statements. For examples of such risks and uncertainties, please see the risk factors set forth in the company's 2007 10-K and its other securities filings, including any amendments thereto, which identify important matters such as the consequences of the company's high leverage, the significant cost of aircraft fuel, delays in scheduled aircraft deliveries, its high labor and pension costs, service interruptions at one of its hub airports, disruptions to the operations of its regional operators, disruptions in its computer systems, and industry conditions, including the airline pricing environment, industry capacity decisions, industry consolidation, terrorist attacks, regulatory matters, excessive taxation, the availability and cost of insurance, public health threats, an economic downturn in the U.S. and global economies and the seasonal nature of the airline business. The company undertakes no obligation to publicly update or revise any forward-looking statements to reflect events or circumstances that may arise after the date of this press release, except as required by applicable law.

PRELIMINARY TRAFFIC RESULTS
MAY	2008	2007	Change
REVENUE PASSENGER MILES (000)
Domestic	3,792,761	3,949,056	-4.0	Percent

International	3,567,213	3,334,158	7.0	Percent
Transatlantic	2,000,949	1,818,524	10.0	Percent
Latin America	968,837	872,869	11.0	Percent
Pacific	597,427	642,765	-7.1	Percent

Mainline	7,359,974	7,283,214	1.1	Percent
Regional	920,376	853,715	7.8	Percent
Consolidated	8,280,350	8,136,929	1.8	Percent
AVAILABLE SEAT MILES (000)
Domestic	4,495,504	4,678,730	-3.9	Percent

International	4,553,042	4,233,886	7.5	Percent
Transatlantic	2,570,070	2,290,567	12.2	Percent
Latin America	1,199,265	1,107,237	8.3	Percent
Pacific	783,707	836,082	-6.3	Percent

Mainline	9,048,546	8,912,616	1.5	Percent
Regional	1,153,844	1,069,223	7.9	Percent
Consolidated	10,202,390	9,981,839	2.2	Percent
PASSENGER LOAD FACTOR
Domestic	84.4 Percent	84.4 Percent	0.0	Points

International	78.3 Percent	78.7 Percent	-0.4	Points
Transatlantic	77.9 Percent	79.4 Percent	-1.5	Points
Latin America	80.8 Percent	78.8 Percent	2.0	Points
Pacific	76.2 Percent	76.9 Percent	-0.7	Points

Mainline	81.3 Percent	81.7 Percent	-0.4	Points
Regional	79.8 Percent	79.8 Percent	0.0	Points
Consolidated	81.2 Percent	81.5 Percent	-0.3	Points
ONBOARD PASSENGERS
Mainline	4,315,003	4,435,191	-2.7	Percent
Regional	1,679,167	1,587,007	5.8	Percent
Consolidated	5,994,170	6,022,198	-0.5	Percent
CARGO REVENUE TON MILES (000)
Total	87,016	83,501	4.2	Percent

PRELIMINARY TRAFFIC RESULTS
YEAR-TO-DATE	2008	2007	Change
REVENUE PASSENGER MILES (000)
Domestic	17,860,011	18,158,369	-1.6	Percent

International	16,372,850	15,220,990	7.6	Percent
Transatlantic	8,247,066	7,373,902	11.8	Percent
Latin America	5,168,271	4,760,206	8.6	Percent
Pacific	2,957,513	3,086,882	-4.2	Percent

Mainline	34,232,861	33,379,359	2.6	Percent
Regional	4,162,783	4,059,938	2.5	Percent
Consolidated	38,395,644	37,439,297	2.6	Percent
AVAILABLE SEAT MILES (000)
Domestic	21,562,134	21,964,625	-1.8	Percent

International	21,489,991	19,541,558	10.0	Percent
Transatlantic	11,127,672	9,542,412	16.6	Percent
Latin America	6,362,853	5,953,714	6.9	Percent
Pacific	3,999,466	4,045,432	-1.1	Percent

Mainline	43,052,125	41,506,183	3.7	Percent
Regional	5,389,366	5,266,129	2.3	Percent
Consolidated	48,441,491	46,772,312	3.6	Percent
PASSENGER LOAD FACTOR
Domestic	82.8 Percent	82.7 Percent	0.1	Points

International	76.2 Percent	77.9 Percent	-1.7	Points
Transatlantic	74.1 Percent	77.3 Percent	-3.2	Points
Latin America	81.2 Percent	80.0 Percent	1.2	Points
Pacific	73.9 Percent	76.3 Percent	-2.4	Points

Mainline	79.5 Percent	80.4 Percent	-0.9	Points
Regional	77.2 Percent	77.1 Percent	0.1	Points
Consolidated	79.3 Percent	80.0 Percent	-0.7	Points
ONBOARD PASSENGERS
Mainline	20,723,878	20,747,876	-0.1	Percent
Regional	7,531,806	7,358,883	2.3	Percent
Consolidated	28,255,684	28,106,759	0.5	Percent
CARGO REVENUE TON MILES (000)
Total	438,738	423,830	3.5	Percent

PRELIMINARY OPERATIONAL AND FINANCIAL RESULTS
MAY	2008	2007	Change
On-Time Performance [1]	75.4%	75.1%	0.3	Points
Completion Factor [2]	99.7%	99.7%	-	Points
April 2008 year-over-year consolidated RASM change			2.9	Percent
April 2008 year-over-year mainline RASM change			1.6	Percent
May 2008 estimated year-over-year consolidated RASM change			6.5 - 7.5	Percent
May 2008 estimated year-over-year mainline RASM change			6.0 - 7.0	Percent
May 2008 estimated average price per gallon of fuel, including fuel taxes			3.43	Dollars
Second Quarter 2008 estimated average price per gallon of fuel, including fuel taxes			3.41	Dollars

1 Department of Transportation Arrivals within 14 minutes
2 Mainline segment completion percentage

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